EXHIBIT 10.11
Transferable
Irrevocable Direct Pay
Letter Of Credit
Irrevocable Letter of Credit No. 3084750
Date: 11 October 2006
Nuclear Energy Holdings L.L.C.
Corporation Trust Centre
1209 Orange Street
Wilmington
Delaware, 19801
Attn: Gary Graphia
Ladies and Gentlemen:
We (the “Interest Letter of Credit Bank”) hereby issue in favor of Nuclear Energy Holdings, L.L.C. (the “Beneficiary”), this irrevocable direct pay letter of credit (this “Letter of Credit), effective October 13, 2006. This Letter of Credit has a maximum aggregate amount available for drawing on any date up to and including the Stated Expiration Date (as defined below) equal to JPY 13,546,173,000 (the “Maximum Amount”). Upon any payment pursuant to a Certificate (as defined below), the Maximum Amount shall automatically be reduced by the amount of such drawing. This Letter of Credit is issued for the account and by order of The Shaw Group Inc. (the “Account Party”).
Funds under this Letter of Credit are available to the Beneficiary against a written certificate (each a “Certificate”) signed by an authorized officer of the Beneficiary, appropriately completed, in the form of Annex A hereto, as indicated below, presented to us during the period commencing on the date hereof and up to and including the Stated Expiration Date. Presentation of such Certificates shall either:
(i) be made in person at our office located at:
Bank of America, N.A.
1000 West Temple Street, 7th Floor
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
Attention: Standby Letter of Credit Dept.
or at any other office which may be designated by us by written notice delivered to you; or
(ii) be sent to the Interest Letter of Credit Bank by facsimile transmission to facsimile telephone number (213) 240-6989, with oral confirmation of receipt by the Interest Letter of Credit BanK of such facsimile transmission by telephone call to (213) 240-3986; provided, however, that the absence of such confirmation shall not affect our obligation to honor any drawing.
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

More than one demand for payment may be made under this Letter of Credit.
The expiry date of this Letter of Credit shall be the earliest of: (i) 13 October 2007 (the “Stated Expiration Date”); (ii) the date on which the Interest Letter of Credit Bank has received written notification from the Beneficiary stating that all amounts owing under the Bond Trust Deed dated as of 13 October, 2006 among Nuclear Energy Holdings, L.L.C., Bank of New York, acting in its capacity as trustee (the “Trustee”) and other parties thereto (the “Bond Trust Deed”) and all fees and expenses incurred by Nuclear Energy Holdings, L.L.C. have been paid in full and (iii) the date on which the Interest Letter of Credit Bank has received written notification from the Beneficiary stating that the Account Party has replaced this Letter of Credit with a new letter of credit pursuant to the terms of the Bond Trust Deed. The Stated Expiration Date shall be automatically extended by successive one-year periods unless the Interest Letter of Credit Bank, in its sole discretion, shall have notified the Beneficiary in writing (such notice, a “Non-extension Notice”) not later than 90 days prior to such Stated Expiration Date that the Letter of Credit will not be extended beyond the current Stated Expiration Date.
Presentations made by you which comply with the terms and conditions of this Letter of Credit will be honored no later than on the second business day following the date of your presentation, in the amount of the draw in immediately available funds in accordance with the payment instructions set forth in the accompanying Certificate, if made by 9:00 a.m. Los Angeles, California time, on any business day (or, if made after 9:00 a.m. Los Angeles, California time, on the third succeeding business day). A failure by the Beneficiary to make a draw or make a complying draw hereunder shall not prejudice the right of the Beneficiary to make any other draw.
Any and all payments made to you hereunder shall be made in Japanese Yen and shall be without any deduction for any charges.
Notwithstanding Article 48 of the Uniform Customs (defined below), this Letter of Credit may be successively transferable in its entirety (but not in part) upon receipt by the Interest Letter of Credit Bank of the Beneficiary’s Instructions in the form attached hereto as Annex B, accompanied by this original Letter of Credit, and amendments, if any. Costs or expenses of Such transfer shall be for the account of the Account Party.
The Interest Letter of Credit Bank acknowledges and agrees that this Letter of Credit is in all respects an obligation of the Interest Letter of Credit Bank, All payments made by the Interest Letter of Credit Bank under this Letter of Credit shall be made from the Interest Letter of Credit Bank’s own funds and not with funds received directly or indirectly from the Account Party.
EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE “UNIFORM CUSTOMS”), AND SHALL, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ARTICLE 17 OF THE UNIFORM CUSTOMS, IF THIS LETTER OF CREDIT EXPIRES DURING AN
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

INTERRUPTION OF BUSINESS AS DESCRIBED IN SAID ARTICLE 17, THE INTEREST LETTER OF CREDIT BANK WILL HONOR DRAWS UNDER THIS LETTER OF CREDIT THAT ARE MADE WITHIN TEN (10) DAYS AFTER THE RESUMPTION OF BUSINESS BY THE INTEREST LETTER OF CREDIT BANK.
This Letter of Credit sets forth in full the terms of our undertaking to you. Our undertaking to you shall not in any way be modified, amended or amplified by reference to any document, instrument or agreement referred to in this Letter of Credit or to which this Letter of Credit relates, and any such reference shall not be deemed to incorporate herein by reference or otherwise any document, instrument or agreement.
Very truly yours,
BANK OF AMERICA, N.A.

By:	/s/ Sandra Leon
Name: Sandra Leon
Title: Vice President
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

ANNEX A
to
TRANSFERABLE IRREVOCABLE
DIRECT PAY LETTER OF CREDIT
ISSUED BY BANK OF AMERICA, N.A.
FORM OF DRAW CERTIFICATE
*[                                        , 2                    ]
BANK OF AMERICA, N.A.
1000 West Temple Street, 7th Floor
Mail Code: CA9-705-07-05
Los Angeles, CA 90012-1514
Attention: Standby Letter of Credit Dept.
Ladies and Gentlemen:
We refer to Transferable Irrevocable Direct Pay Letter of Credit No. 3084750 (the “Letter of Credit”). Definitions of terms in the Letter of Credit shall apply to all terms used but not otherwise defined herein.
We hereby make demand under the Letter of Credit for payment of JPY[          ], which is not in excess of the Maximum Amount.
Please wire the amount demanded hereunder to our account no. [                    ] at [                    ] in [                    ].1 Such payment is due no later than                     , [                     ] time, on [                    ]2, in accordance with the provisions of the Letter of Credit.

[	]

By:
Title:

[1]	Insert details of IBeneficiary Account

[2]	Insert appropriate payment date.
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

ANNEX B
to
TRANSFERABLE IRREVOCABLE
DIRECT PAY LETTER OF CREDIT
ISSUED BY BANK OF AMERICA, N.A.
TRANSFER FORM
                                        , 200
Bank of America, N.A.
Mail Code: CA9-705-07-05
1000 W Temple St.
Los Angeles, CA 90012-1514
Attention: Standby Letter of Credit Dept.
Re: Irrevocable Direct Pay Letter of Credit No. 3084750 (the “Letter of Credit”)
We request that you transfer all of our rights as beneficiary under the Letter of Credit to the transferee, named below (the “Transferee”):

Name of Transferee

Address
By this transfer for value received, the Transferor, as beneficiary under the Letter of Credit, hereby irrevocably transfers to the Transferee all rights of the Transferor, including, without limitation, all rights to make drawings, under the Letter of Credit. The Transferee shall have sold rights as beneficiary under the Letter of Credit, whether existing now or in the future, including, without limitation, sole rights to agree to any amendments thereof, including, without limitation, increases or extensions or other changes and all notices under the Letter of Credit. All amendments to the Letter of Credit are to be consented to by the Transferee without the necessity of consent by or notice to the Transferor.
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

We enclose the original of the Letter of Credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the Transferee with your customary notice of transfer.
The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form. The authorization of the Beneficiary’s signature and title on this form also acts to certify that the authorizing financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R. Section 103.121 (b)(6).

NAME OF TRANSFEROR

NAME OF AUTHORIZED SIGNER AND TITLE

NAME OF BANK

AUTHORIZED SIGNATURE AND TITLE

PHONE NUMBER

AUTHORIZED SIGNATURE

Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

October 13, 2006
The Bank of New York
Corporate Trust Services
One Canada Square
London
E14 5AL
Attn: Peter Malcom/Peter Howard

Subject:	Letter of Credit No. 3084750
Beneficiary:	Nuclear Energy Holdings, L.L.C.
Applicant:	The Shaw Group Inc.
Amount:	JPY13,546,173,000
Gentlemen:
At the request of the above-mentioned beneficiary, we hereby irrevocably transfer to you all rights under this Letter of Credit. You shall have the sole rights as the Beneficiary under and as defined in this Letter of Credit, including sole rights to agree to any amendments, including increases or extensions or other changes or to serve notice under this Letter of Credit. All amendments will be sent directly to you.
Enclosed is the original Letter of Credit duly endorsed.
Sincerely yours,
Bank of America, N.A.

BY:	/s/ Sandra Leon
Name: Sandra Leon
Title: Vice President
Bank of America, N.A. Trade Operations
CA9-705-07-05
1000 W. Temple St. Los Angeles, CA 90012-15140
00-35-0201NSB 10-2005

October 13, 2006
ALL RIGHTS AS BENEFICIARY UNDER THIS LETTER OF CREDIT INCLUDING WITHOUT LIMITATION, THE SOLE RIGHT TO DRAW AND TO APPROVE ANY AMENDMENTS, ARE IRREVOCABLY TRANSFERRED TO THE BANK OF NEW YORK WHO ARE RECOGNIZED AS THE SOLE BENEFICIARY UNDER THIS LETTER OF CREDIT IN ALL RESPECTS AND WITH THE SAME FORCE AND EFFECT AS THOUGH IT HAD BEEN NAMED AS THE ORIGINAL BENEFICIARY.
The Bank of New York
Corporate Trust Services
One Canada Square
London
E14 5AL
Ann. Peter Malcom/Peter Howard
AMOUNT: JPY13,546,173,000

BY:	/s/ Sandra Leon
Name: Sandra Leon
Title: Vice President

TRANSFER FORM
13 October 2006
Bank of America, N.A.
Mail Code: CA9-705-07-05
1000 W Temple St.
Los Angeles, CA 90012-1514
Attention: Standby Letter of Credit Dept.
Re: Irrevocable Direct Pay Letter of Credit No. 3084750 (the “Letter of Credit”)
We request that you transfer all of our rights as beneficiary under the Letter of Credit to the transferee, named below (the “Transferee”):

Name of Transferee: Bank of New York, Corporate Trust Services

Address: One Canada Square, London, E14 5AL
Attn: Peter Malcolm/Peter Howard
By this transfer for value received, the Transferor, as beneficiary under the Letter of Credit, hereby Irrevocably transfers to the Transferee all rights of the Transferor, including, without limitation, all rights to make drawings, under the Letter of Credit. The Transferee shall have sole rights as beneficiary under the Letter of Credit, whether existing now or in the future, including, without limitation, sole rights to agree to any amendments thereof, including, without limitation, increases or extensions or other changes and all notices under the Letter of Credit. All amendments to the Letter of Credit are to be consented to by the Transferee without the necessity of consent by or notice to the Transferor.
We enclose the original of the Letter of Credit and any amendments. Please indicate your acceptance of our request for the transfer by endorsing the letter of credit and sending it to the Transferee with your customary notice of transfer.

The signature and title at the right conform with those shown in our files as authorized to sign for the beneficiary. Policies governing signature authorization as required for withdrawals from customer accounts shall also be applied to the authorization of signatures on this form. The authorization of the Beneficiary’s signature and title on this form also acts to certify that the authorizing financial institution (i) is regulated by a U.S. federal banking agency; (ii) has implemented anti-money laundering policies and procedures that comply with applicable requirements of law, including a Customer Identification Program (CIP) in accordance with Section 326 of the USA PATRIOT Act; (iii) has approved the Beneficiary under its anti-money laundering compliance program; and (iv) acknowledges that Bank of America, N.A. is relying on the foregoing certifications pursuant to 31 C.F.R. Section 103.121 (b)(B).
Nuclear Energy Holdings L.L.C.
Corporation Trust Centre
1209 Orange Street
Wilmington
Delaware, 19801

NAME OF TRANSFEROR

Gary P. Graphia

Vice President, Secretary

NAME OF AUTHORIZED SIGNER AND TITLE

NAME OF BANK	/s/ [ILLEGIBLE] AUTHORIZED SIGNATURE

/s/ HARRIS N.A. AUTHORIZED SIGNATURE AND TITLE

/s/ [ILLEGIBLE]
MANAGING DIRECTOR
PHONE NUMBER

312-293-8353